Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
The Board and the Compensation Committee do not take material, non-public information into account when determining the timing of equity awards in order to take advantage of a depressed stock price or an anticipated increase in stock price. Similarly, it is our practice not to time the release of material nonpublic information based on equity award grant dates or for the purpose of affecting the value of executive compensation.

Award Timing Method	The Board and the Compensation Committee do not take material, non-public information into account when determining the timing of equity awards in order to take advantage of a depressed stock price or an anticipated increase in stock price.
Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false